UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015
Biogen Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of 2015 Employee Stock Purchase Plan

At the Annual Meeting of Stockholders of Biogen Inc. (the “Company”) held on June 10, 2015, the stockholders approved the Company’s 2015 Employee Stock Purchase Plan (the “2015 ESPP”). The 2015 ESPP was previously approved, subject to stockholder approval, by the Board of Directors of the Company.

A summary of the material terms and conditions of the 2015 ESPP and awards thereunder is included in the Company’s definitive proxy statement filed with the SEC on April 30, 2015 (the “Proxy Statement”), under “Proposal 4 - Approval of the Company’s 2015 Employee Stock Purchase Plan”, which section is incorporated herein by reference. The preceding summary is qualified in its entirety by, and should be read in conjunction with, the 2015 ESPP, which was filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders

On June 10, 2015, the Company held its Annual Meeting of Stockholders. The final voting results for this meeting are as follows:

1.
Stockholders elected eleven nominees to the Board of Directors to serve for a one-year term extending until the 2016 annual meeting of stockholders and their successors are duly elected and qualified, with the votes cast as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alexander J. Denner	196,198,564	611,019	423,651	13,521,259
Caroline D. Dorsa	195,412,996	1,423,251	396,987	13,521,259
Nancy L. Leaming	196,390,778	445,638	396,818	13,521,259
Richard C. Mulligan	195,322,271	1,488,292	422,671	13,521,259
Robert W. Pangia	194,528,252	2,282,380	422,602	13,521,259
Stelios Papadopoulos	192,263,971	3,948,485	1,020,778	13,521,259
Brian S. Posner	196,371,260	435,552	426,422	13,521,259
Eric K. Rowinsky	180,491,414	16,318,933	422,887	13,521,259
George A. Scangos	195,214,131	1,619,753	399,350	13,521,259
Lynn Schenk	194,532,428	2,298,888	401,918	13,521,259
Stephen A. Sherwin	175,704,064	21,103,708	425,462	13,521,259

2.
Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
209,304,273	969,386	480,834	—

3.	Stockholders approved the advisory vote on executive compensation, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
193,594,390	2,892,288	746,556	13,521,259

4.	Stockholders approved the adoption of the Biogen Inc. 2015 Employee Stock Purchase Plan, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
195,482,450	527,161	1,223,623	13,521,259

5.	Stockholders approved an amendment to the Biogen Inc. 2006 Non-Employee Directors Equity Plan to extend the term of the plan, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
189,111,316	5,436,207	2,685,711	13,521,259

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Biogen Inc.
By:     /s/ Steven N. Avruch
Steven N. Avruch
Chief Corporation Counsel and Assistant Secretary
Date: June 11, 2015